Exhibit 10.3

Execution Version

REVOLVING CREDIT NOTE

$20,000,000	August 20, 2021

This Revolving Credit Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Revolving Credit and Security Agreement dated as of August 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among NEWEGG COMMERCE, INC., a business company incorporated with limited liability under the laws of the British Virgin Islands (“Newegg Commerce”), NEWEGG INC., a Delaware corporation (“Newegg”), NEWEGG NORTH AMERICA INC., a Delaware corporation (“Newegg NorAm”), NEWEGG.COM AMERICAS INC., a Delaware corporation (“Newegg Americas”), NEWEGG CANADA INC., an Ontario corporation (“Newegg Canada”), MAGNELL ASSOCIATE, INC., a California corporation (“Magnell”), ROSEWILL INC., a Delaware corporation (“Rosewill”), NEWEGG BUSINESS INC., a Delaware corporation (“Newegg Biz”), OZZO INC., a Delaware corporation (“Ozzo”), NEWEGG STAFFING INC., a Delaware corporation (“Newegg Staffing”), INOPC, INC., an Indiana corporation (“INOPC”), CAOPC, INC., a California corporation (“CAOPC”), NJOPC, INC., a New Jersey corporation (“NJOPC”), NEWEGG LOGISTICS SERVICES INC., a Delaware corporation (“Newegg Logistics”) NUTREND AUTOMOTIVE, INC., a Delaware corporation (“Nutrend”), NEWEGG TEXAS, INC., a Texas corporation (“Newegg Texas”) and NEWEGG FACILITY SOLUTIONS, INC., a Delaware corporation (“Newegg Facility”) (Newegg Commerce, Newegg, Newegg NorAm, Newegg Americas, Newegg Canada, Magnell, Rosewill, Newegg Biz, Ozzo, Newegg Staffing, INOPC, CAOPC, NJOPC, Newegg Logistics, Nutrend, Newegg Texas, Newegg Facility and each Person joined thereto as a borrower from time to time, jointly and severally, collectively, “Borrowers,” and each, a “Borrower“) the financial institutions named therein or which hereafter become a party thereto, (the “Lenders”) and EAST WEST BANK, a California banking corporation, as Administrative Agent, Collateral Agent, Sole Arranger and Book Runner. Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement.

FOR VALUE RECEIVED, the Borrowers hereby, jointly and severally, promise to pay to the order of Preferred Bank (“Holder”), at the Payment Office:

(i) the principal sum of TWENTY MILLIION DOLLARS ($20,000,000) or, if different from such amount, the unpaid principal balance of Holder’s Revolving Commitment Percentage of the Revolving Advances as may be due and owing under the Credit Agreement, payable in accordance with the provisions of the Credit Agreement, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; and

(ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Revolving Interest Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by Applicable Law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

This Note is a Revolving Credit Note referred to in the Credit Agreement and is secured, inter alia, by the Liens granted pursuant to the Credit Agreement and the Other Documents, is entitled to the benefits of the Credit Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Credit Agreement.

If an Event of Default under Section 10.7 of the Credit Agreement shall occur, then this Note shall become immediately due and payable as more particularly set forth in the Credit Agreement, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

This Note shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be construed and enforced in accordance with the laws of the State of New York.

Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first written above.

BORROWERS:

NEWEGG COMMERCE, INC.,
a British Virgin Islands business company incorporated with limited liability

By:	/s/ Anthony Chow
Name:	Anthony Chow
Tit1e:	Chief Executive Officer

NEWEGG INC.,
a Delaware corporation

By:	/s/ Anthony Chow
Name:	Anthony Chow
Tit1e:	Chief Executive Officer

NEWEGG NORTH AMERICA INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Rai “Robert” Chang
Tit1e:	Chief Financial Officer

NEWEGG.COM AMERICAS INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

NEWEGG CANADA INC.,
an Ontario corporation

By:	/s/ Yueh-Pai Robert” Chang
Name:	Yueh-Pai Robert” Chang
Title:	Chief Financial Officer

Signature Page to Revolving Credit Note — Preferred Bank

MAGNELL ASSOCIATE, INC.,
a California corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

ROSEWILL INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

NEWEGG BUSINESS INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

OZZO INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

NEWEGG STAFFING INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

Signature Page to Revolving Credit Note — Preferred Bank

INOPC, INC.,
an Indiana corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

CAOPC, INC.,
a California corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

NJOPC, INC.,
a New Jersey corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

NEWEGG LOGISTICS SERVICES INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

NEWEGG FACILITY SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

Signature Page to Revolving Credit Note — Preferred Bank

NEWEGG TEXAS, INC.,
a Texas corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

NUTREND AUTOMOTIVE INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Tit1e:	Chief Financial Officer

Signature Page to Revolving Credit Note — Preferred Bank